SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate  box:

[ ] Preliminary proxy statement

[X] Definitive proxy statement
                                [ ] Confidential, For Use of the Commission Only
                                   (as permitted by 14a-6(e)(2))

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-12


                               LANTRONIX,  INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No  fee  required

[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

     (2)  Form,  schedule  or  registration  statement  no.:

     (3)  Filing  party:

     (4)  Date  filed:

                                 LANTRONIX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2003
                             9:00 A.M. PACIFIC TIME

TO  THE  STOCKHOLDERS  OF  LANTRONIX,  INC.:

     NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Stockholders  of
Lantronix, Inc., a Delaware corporation (the "Company"), will be held on THURSDAY, NOVEMBER 20, 2003, at 9:00 a.m., Pacific Time, at the corporate headquarters of Lantronix, Inc. at 15353 Barranca Parkway, Irvine, CA 92618, for the following purposes:

1. To elect one (1) director to serve until the 2006 Annual Meeting of Stockholders;

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending June 30, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The foregoing business items are more fully described in the following pages, which are made part of this Notice. Stockholders of record at the close of business on Friday, September 29, 2003, may attend and vote at the Annual Meeting. If you will not be attending the meeting, we request you vote your shares as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

H.K.  Desai
Chairman
Board  of  Directors

Irvine,  California
October  9,  2003

IMPORTANT: WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                 LANTRONIX, INC.
                             CORPORATE HEADQUARTERS
                             15353 BARRANCA PARKWAY
                            IRVINE, CALIFORNIA 92618
                                 (949) 453-3990
                              _____________________

             PROXY STATEMENT FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

                              _____________________

     The enclosed Proxy is solicited on behalf of Lantronix, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, November 20, 2003, at 9:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the corporate office of Lantronix, Inc. at 15353 Barranca Parkway, Irvine, CA 92618.

     These proxy solicitation materials, which include the Proxy Statement, Proxy, and Form 10-K, were first mailed on or about October 9, 2003, to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD  DATE

     Stockholders of record at the close of business on September 29, 2003 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Presence in person or by Proxy of a majority of the shares of common stock outstanding on the Record Date is required for a quorum. As of the close of business on the Record Date, 57,657,328 Shares of Common Stock, par value of $0.0001 per share, were issued and outstanding and were the only class of voting securities outstanding.

REVOCABILITY  OF  PROXIES

     Properly executed and unrevoked proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.
Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

- filing a written notice of revocation with our Secretary at our principal executive office (15353 Barranca Parkway, Irvine, California 92618);

- filing with our Secretary at our principal executive office (15353 Barranca Parkway, Irvine, California 92618) a properly executed proxy showing a later date; or

-    attending  the  meeting  and  voting  in  person  by  ballot.

OUR  VOTING  RECOMMENDATIONS

The  Board  of  Directors  recommends  that  you  vote:

- "FOR" the Nominee to serve as a director until the 2006 Annual Meeting of Stockholders; and

- "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending June 30, 2004.

VOTING  AND  SOLICITATION

     Each share of Common Stock outstanding on the Record Date of September 29, 2003, will be entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. Shares of Common Stock represented by properly dated, executed, and returned Proxies will, unless such Proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominee(s) for director; and (ii) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending June 30, 2004. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

     We will pay the costs of soliciting Proxies from stockholders, including the preparation, assembly, printing and mailing of proxy solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward these materials to the beneficial owners of Common Stock. We may reimburse brokerage firms and other such persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, telegram, letter or facsimile.

HOUSEHOLDING

     In an effort to reduce printing costs and postage fees, we adopted the practice approved by the Securities and Exchange Commission called "householding." Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials receive only one copy of our proxy materials unless they notify us they wish to receive individual copies. Shareholders who participate in householding will continue to receive separate Proxy Cards. If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to the attention of the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618. You may contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes abstentions should be counted for purposes of determining both (i) the presence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company treats abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     We will count broker non-votes in determining the presence of a quorum, but will not countbroker non-votes to determine the number of Votes Cast with respect to a particular proposal on which a broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. The Corporate Governance and Nominating Committee shall consider all nominations submitted. Stockholders should submit nominations as set forth in this Proxy

Statement. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in our 2004 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618, no later than June 11, 2004 or the date which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2004 Proxy Statement.

     Alternatively, under our Bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2004 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618, for the 2004 Annual Meeting of Stockholders. Such proposal or nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 120 days prior to the date of the 2004 Annual Meeting. Note, however, that in the event we provide less than 70 days notice or prior public disclosure to stockholders of the date of the 2004 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the 2004 Annual Meeting was mailed or public disclosure was made. For example, if we provide notice of our 2004 Annual Meeting on September 9, 2004, for a 2004 Annual Meeting on November 10, 2004, any such proposal or nomination will be considered untimely if submitted to us after September 19, 2004. For purposes of the above, "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by us with the Securities and Exchange Commission (the "SEC"). As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such proposal after the deadline computed in accordance with our Bylaws (the "Bylaw Deadline"), the stockholder would not be permitted to present the proposal to the stockholders for a vote at the 2004 Annual Meeting.

     The rules of the SEC also establish a different deadline for submission of stockholder proposals that are not intended to be included in our Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2004 Annual Meeting is August 24, 2004, or the date which is 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement. If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, our Proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Annual Meeting. Because the Bylaw Deadline is not capable of being determined until we publicly announce the date for our 2004 Annual Meeting, it is possible that the Bylaw
Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2004 Annual Meeting and we believe that our Proxy holders at such meeting would be allowed to use the discretionary authority granted by the Proxy to vote against the proposal at such meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

     We have not been notified by any stockholder of his, her or its intent to present a stockholder proposal from the floor at the 2003 Annual Meeting. The enclosed Proxy grants the Proxy holders discretionary authority to vote on any matter properly brought before the 2003 Annual Meeting, including any stockholder proposals received between the date of this Proxy Statement and the Bylaw Deadline for the 2003 Annual Meeting, which is ten calendar days after the date this Proxy Statement is mailed.

CERTAIN  FINANCIAL  INFORMATION  AND  CERTIFICATIONS

     Please take note that the Company's financial statements and related information as well as the required certifications as promulgated by the newly enacted Sarbanes-Oxley Act are as set forth in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 29, 2003, and are incorporated herein by this reference. A copy of the Annual Report on Form 10-K is enclosed with this Proxy Statement.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEE

     Our  Board  of  Directors  is  currently composed of four (4) members.  Our
Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, with each class serving staggered three-year terms. The first class consists of two directors, the second class consists of one director and the third class consists of one director. Directors Howard T. Slayen and H.K. Desai are the Class I directors whose terms expire at the 2004 Annual Meeting of Stockholders. Director Thomas W. Burton is the Class II director whose term expires at the 2005 Annual Meeting of Stockholders. Director Kathryn Braun Lewis is the Class III director whose term expires at the 2003 Annual Meeting and thus is nominated for reelection (the
"Nominee"). All of the directors, including the Class III Nominee, are incumbent directors. There are no family relationships among any directors or executive officers, including the Nominee.

     A director elected to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified. If elected at the Annual Meeting, the Class II Nominee would serve until the 2005 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

     Unless otherwise instructed, the holders of Proxies solicited by this Proxy Statement will vote the Proxies received by them for the Class III Nominee. Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that the Nominee will be unable or will decline to serve as a director. The Board of Directors recommends a vote "FOR" the election of the Nominee.

     The names of the members of our Board of Directors, including the Class III Nominee, their ages as of September 29, 2003, and certain information about them, are set forth below.

       Name                  Age     Position(s)
--------------------------   ---     ---------------------------------------
H.  K.  Desai                 57     Chairman  of  the  Board  of  Directors
Thomas  W.  Burton            57     Director
Kathryn  Braun  Lewis  (1)    52     Director
Howard  T.  Slayen            56     Director

(1)     Denotes  Nominee  for  election  at  2003 Annual Meeting of Stockholders

     H. K. Desai was elected Chairman of the Board of Directors on May 29, 2002. He has served as a director on the Board of Directors since October 2000. Mr. Desai is currently the Chairman, Chief Executive Officer and President of QLogic Corporation, a company that provides end-to-end connectivity for storage area networks. From 1995 to 1996, Mr. Desai was the President and Chief Technical Officer of QLogic.

     Thomas W. Burton has been a member of our Board of Directors since August 1993. Mr. Burton is an attorney and has operated his own law office, Thomas W. Burton, PLC since June 1999. From January 1994 to June 1999, Mr. Burton served with the law firm of Cummins & White LLP.

     Kathryn Braun Lewis was elected to the Board of Directors in October 2002. She currently serves on the Board of Directors of Artisoft, Inc., a producer of computerized telephony solutions. She is also on the Board of Directors of Share Our Selves and THINK Together, both Orange County charities. Ms. Lewis retired from Western Digital in 1998. During her eighteen-year tenure at Western Digital, she was promoted from various management and executive positions to President and Chief Operating Officer of the Personal Storage Division (PSD) and was responsible for the worldwide operations including research and development, manufacturing, and marketing of the world's second largest supplier of hard drives for personal computers.

     Howard T. Slayen was elected to the Board of Directors in August 2000. From June 2001 to present, Mr. Slayen has been providing independent financial consulting services to various organizations and clients. From September 1999 to May 2001, Mr. Slayen was Executive Vice President and Chief Financial Officer of Quaartz Inc., a web-hosted communications business. From 1971 to September 1999, Mr. Slayen held various positions with PricewaterhouseCoopers/Coopers & Lybrand including his last position as Corporate Finance Partner.

BOARD  MEETINGS  AND  COMMITTEES

     The Board of Directors of the Company held a total of seven (7) meetings during the fiscal year ended June 30, 2003. Each director is expected to attend each meeting of the Board of Directors and those Committees on which he serves. Certain matters were approved by the Board of Directors, or a Committee of the Board of Directors, by unanimous written consent. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each Committee has a written charter approved by the Board of Directors.



NAME OF COMMITTEE                                          NUMBER OF MEETINGS IN THE FISCAL
AND MEMBERS                FUNCTIONS OF THE COMMITTEE         YEAR ENDING JUNE 30, 2003
AUDIT COMMITTEE        *recommend selection of                                            9
Howard Slayen           independent public accountants
Thomas W. Burton        to Board of Directors;
Kathryn Braun Lewis    *review scope and results of
                        year-end audit with management
                        and independent auditors;
                       *review Company's accounting
                        principals and system of internal
                        accounting controls

COMPENSATION COMMITTEE *review and approve salaries,                                      5
Thomas W. Burton        bonuses, and other benefits
H.K. Desai              payable to the Company's
Howard Slayen           executive officers;
Kathryn Braun Lewis    *Administer the Company's Stock
                        Option Plans

CORPORATE GOVERNANCE   *oversee Chief Executive Officer                                   1
AND NOMINATING          and senior management;
COMMITTEE              *ensure directors take a
Thomas W. Burton        proactive, focused approach to
H.K. Desai              their positions;
Howard Slayen          *set the highest standards of
                        responsibility and ethics;
                       *nominate candidates.



No incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year ending June 30, 2003; and (ii) the total number of meetings held by all committees of the Board of Directors during the fiscal year ending June 30, 2003, on which such person served.

DIRECTOR  COMPENSATION

     Each director receives $24,000 cash compensation annually for his/her services as a director. The Chair of the Compensation Committee, instead, receives $26,000 annually. The Chair of the Audit Committee receives $28,000 and the Chair of the Board receives $35,000 annually. The annual retainers are based on four (4) in-person meetings per year, one (1) per quarter. Directors also receive $1,000 for each additional full-day in-person meeting in excess of 1 meeting per quarter or $500 for a meeting that lasts less than four (4) hours.

     Members of the Board of Directors who are not employees of the Company, or any parent or subsidiary of the Company ("Non-Employee Directors"), are eligible to participate in the Company's 2000 Stock Plan. Under the 2000 Stock Plan, Non-Employee Directors receive annual, automatic, non-discretionary grants of nonstatutory stock options. Each Non-Employee Director automatically receives an option to purchase 25,000 shares of the Company's common stock on the date he or she first becomes a Non-Employee Director. Thereafter, each Non-Employee
Director automatically receives an option to purchase 25,000 shares of the Company's common stock following each annual meeting of the Company's stockholders, if immediately after such meeting, he or she will continue to serve on the Board and has served on the Board for at least the preceding 6 months. The exercise price for these options is 100% of the fair market value of the Shares on the date of grant. Also, these options have a term of ten years, provided, however, that they will terminate earlier depending on different circumstances. Twelve months after the date of grant, 50% of these options vest. The balance of 50% vest 1/24 per month each month thereafter, until vested in full, provided, however, the optionee continues to serve on the Board on such dates. In addition, all directors are eligible to receive discretionary grants of nonstatutory stock options under the 2000 Stock Plan.

     Except as described above, directors do not receive any other compensation for their services as directors of the Company or as members of committees of the Board of Directors. There are no family relationships between directors and executive officers of the Company.

VOTE  REQUIRED;  RECOMMENDATION  OF  BOARD  OF  DIRECTORS

     The nominee receiving the highest number of affirmative votes shall be elected as a director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect under Delaware law.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                           THE NOMINEE SET FORTH ABOVE

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors appointed Ernst & Young LLP as the independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2003. We are submitting our selection of independent auditors for ratification by stockholders at our Annual Meeting.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such person desires to do so. Such representative is expected to be available to respond to appropriate questions.

REQUIRED  VOTE;  RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     Ratification of the Board's appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast. In the event the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors and the Audit Committee will reconsider the appointment of the independent auditors. Even if the selection is ratified, the Board of Directors and the Audit Committee, in their discretion, may change the appointment at any time if it is determined that such a change would be in the best interests of Lantronix and its stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of September 29, 2003 by:
(i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director, (iii) by each of our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address for each person is 15353 Barranca Parkway, Irvine, California 92618. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated in the footnotes to the table, and subject to community property laws, where applicable, the persons and entities identified in the table below have sole voting and investment power with respect to all shares beneficially owned. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes shares of common stock underlying options or warrants held by such person that are exercisable within 60 calendar days of September 29, 2003, but excludes shares of common stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 57,657,328 shares of common stock outstanding as of September 29, 2003.


                             BENEFICIAL OWNER NAME                                BENEFICIAL OWNERSHIP (1)
-----------------------------------------------------------------------------     ------------------------
                                                                                  NUMBER OF    PERCENTAGE
                                                                                  SHARES       OWNERSHIP

HOLDERS OF 5% OR MORE OF LANTRONIX STOCK
Bernhard Bruscha, 40 N. Vista del Sol, Laguna Beach, CA  92651                 20,303,220     35.2%
Lloyd I. Miller, III, 4650 Gordon Drive, Naples, FL  33940                      3,483,300      6.0%
Bryant R. Riley, 11150 Santa Monica Blvd., Suite 750, Los Angeles, CA  90025    3,209,955      5.6%
Wellington Management Company, LLP, 75 State Street, Boston, MA  02109          2,898,700      5.0%
DIRECTORS AND OFFICERS
Thomas W.  Burton, Director (2)                                                   133,333        *
Howard T. Slayen, Director (3)                                                    137,500        *
H. K. Desai, Director (4)                                                          62,500        *
Kathryn Braun Lewis, Director (5)                                                  27,521        *
Marc Nussbaum, Chief Executive Officer  (6).                                      582,367        1%
James Kerrigan, Chief Financial Officer (7)                                       304,802        *
Michael Oswald, General Counsel, Vice President and Secretary (8)                  25,726        *
All executive officers and directors as a group (7 persons) (9)                 1,273,749      2.2%


* Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1) Beneficial ownership is determined in accordance with the Rules of the SEC and generally includes voting and investment power with respect to securities. Beneficial ownership also includes shares subject to options currently exercisable within 60 days of this table.

(2) Shares beneficially owned by Mr. Burton include 33,333 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(3) Shares beneficially owned by Mr. Slayen include 62,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(4) All shares beneficially owned by Mr. Desai are shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(5) Shares beneficially owned by Ms. Lewis include 25,521 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(6) Shares beneficially owned by Mr. Nussbaum include 150,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(7) Shares beneficially owned by Mr. Kerrigan include 37,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(8) Shares beneficially owned by Mr. Oswald include 21,856 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 29, 2003.

(9) Includes an aggregate of 393,210 shares issuable upon exercise of stock options within 60 calendar days of September 29, 2003.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth information concerning the compensation that we paid during the last three fiscal years to our Chief Executive Officer and our four other most highly compensated employees who earned more than $100,000 during the fiscal year ended June 30, 2003. All option grants were made under our 1993 Incentive Stock Option Plan, 1994 Nonstatutory Stock Option Plan, or 2000 Stock Plan.



                                                                                LONG-TERM
                                            ANNUAL COMPENSATION                 COMPENSATION
                                            --------------------------------    --------------------------
                                                                OTHER ANNUAL    SECURITIES    ALL OTHER
                                   FISCAL                       COMPENSATION    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR    SALARY    BONUS         (1)         OPTIONS (#)       (2)
--------------------------------   ------  --------  --------  -------------    -----------   ------------

Marc Nussbaum (3)                  2003    $301,154    -----   $17,327          300,000       $3,407
Chief Executive Officer            2002       -----    -----     -----            -----        -----
                                   2001       -----    -----     -----            -----        -----

James Kerrigan (4)                 2003    $197,308    -----   $12,280          175,000        -----
Chief Financial Officer            2002    $ 26,923    -----     -----            -----        -----
                                   2001       -----    -----     -----            -----        -----

Michael Oswald (5)                 2003    $176,077  $17,502   $ 7,000            -----       $6,017
General Counsel, Vice              2002    $ 85,481    -----     -----           42,825       $1,212
President and Secretary            2001       -----    -----     -----            -----        -----

Curtis Brown (6)                   2003    $247,115    -----   $ 6,135            -----       $6,898
Executive Vice President           2002    $250,000  $45,000                     87,699       $2,096
Research & Development             2001    $ 14,423

David Shafer (7)                   2003    $187,500    -----   $ 8,825          150,000       $3,867
Executive Vice President           2002       -----    -----     -----            -----        -----
World Wide Sales                   2001       -----    -----     -----            -----        -----


(1) Excludes certain perquisites and other amounts that, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(2) Represents amounts paid by us as a matching contribution to each employee's 401(k) account.

(3) Marc Nussbaum started with the Company on May 30, 2002 and received no compensation as of the fiscal year end June 30, 2002. His annualized base compensation is $290,000 with a bonus level to be determined based on performance goals and company performance.

(4) James Kerrigan started with the Company on May 6, 2002 and thus compensation for fiscal year ended June 30, 2002 is only for a partial year; his base salary annualized is $200,000.

(5) Michael Oswald started with the Company on January 2, 2002 and thus compensation for fiscal year ended June 30, 2002 is only for a partial year; his base salary annualized is $175,000.

(6) Curtis Brown started with the Company on June 4, 2001 and thus compensation for fiscal year ended June 30, 2001 is only for a partial year; his base salary annualized is $250,000.

(7) David Schafer started with the Company on September 18, 2002 and thus compensation for fiscal year ended June 30, 2003 is only for a partial year; his base salary annualized is $250,000.

EXECUTIVE  OFFICERS

     Set forth below is certain information regarding the current executive officers of the Company. Officers are appointed by and serve at the discretion of the Board of Directors.

     Marc H. Nussbaum, forty-seven, has served as our President and Chief Executive Officer since May 2002. From April 2000 to March 2002, Mr. Nussbaum served as Senior Vice President and Chief Technical Officer for MTI Technology Corporation, a developer of enterprise storage solutions. From April 1981 to November 1998, Mr. Nussbaum served in various positions at Western Digital Corporation, a manufacturer of PC components, communication controllers, storage controllers and hard drives. Mr. Nussbaum lead business development, strategic planning and product development activities, serving as Western Digital's Senior Vice President, Chief Technical Officer from 1995 to 1998 and Vice President, Storage Technology and Product Development from 1988 through 1995. Mr. Nussbaum holds BA in physics from the State University of New York.

     James W. Kerrigan, sixty-seven, has served as our Chief Financial Officer since May 2002. From March 2000 to October 2000, he was Chief Financial Officer of Motiva, a privately-owned company that developed, marketed and sold collaboration software systems. From January 1998 to February 1999, he was Chief Financial Officer of Who?Vision Systems, Inc., an incubator company that developed biometric fingerprint devices and software. From April 1995 to March 1997, he was Chief Financial Officer of Artios, Inc., a privately-owned company that designs, manufactures, and sells prototyping hardware and software to the packaging industry. Previously, Mr. Kerrigan has served as Chief Financial Officer for several other larger, public companies. He holds an engineering and MBA degree from Northwestern University.

     Michael Oswald, forty-eight, has served as our General Counsel and Vice President since December 2001 and as Secretary since May 2002. From June 2001 through December 2001, he provided legal services for clients as an independent consultant. From September 1999 to June 2001, he was General Counsel and Chief Administrative Officer at NowDocs, Inc., a private company located in Aliso Viejo, California. From December 1996 to November 1999, he was General Counsel to Acuity Corp. in Austin, Texas. Mr. Oswald holds a J.D. from Santa Clara University School of Law, and a B.A. from the University of California at Riverside.

EMPLOYMENT  AGREEMENTS

     In August 2002, the Company entered into an agreement with Marc Nussbaum for him to serve as Chief Executive Officer. Mr. Nussbaum receives an annual salary of $290,000, retroactive to his starting date, with no compensation paid before the fiscal year end June 30, 2002. He also receives a monthly automobile allowance of $750 and is eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

     In May 2002, the Company entered into an agreement with James Kerrigan for him to serve as Chief Financial Officer with an annual salary of $200,000. He also receives a monthly automobile allowance of $704 and is eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

     In December 2001, the Company entered into an agreement with Michael Oswald for him to serve as General Counsel and Secretary. The agreement provides that Mr. Oswald's employment is at-will and sets forth an annual base salary of $175,000. He is eligible to receive an annual target bonus of up to $43,750. Mr. Oswald also received 10,000 incentive stock options and 20,000 nonstatutory stock options. He is also eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

     The following table shows all grants of stock options to the executive officers listed in the Summary Compensation Table during fiscal year ended June 30, 2003. No stock appreciation rights were granted during fiscal year ended June 30, 2003. These stock options relate to options to purchase the common stock of the Company.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)


                NUMBER OF    PERCENT OF TOTAL                            POTENTIAL REALIZABLE VALUE
                SECURITIES   OPTIONS/SAR'S                               AT ASSUMED ANNUAL RATES OF
                UNDERLYING   GRANTED TO                                  STOCK PRICE APPRECIATION
                OPTIONS/     EMPLOYEES IN     EXERCISE OR                FOR 10 YEAR OPTION TERM(3)
                SAR'S        YEAR ENDED JUNE  BASE PRICE     EXPIRATION
NAME            GRANTED      30, 2003 (1)        (2)         DATE            5%           10%
--------------  -------      ---------------  -----------   ----------   ----------   ----------
Marc Nussbaum.  300,000            17%        $0.50         11/15/12     $ 94,334     $239,061
James Kerrigan   50,000             3%        $0.50         11/15/12     $ 15,722     $ 39,844
                125,000             7%        $0.70         03/10/13     $ 55,028     $139,452
Michael Oswald      ---           ---           ---              ---          ---          ---
Curtis Brown        ---           ---           ---              ---          ---          ---
David Schafer.  150,000           8.5%        $0.49         09/18/12     $ 46,224     $117,140


------------------

(1) Based on an aggregate of 1,757,030 options granted by us in the year ended June 30, 2003 to our employees, directors and consultants, including the executive officers and highly compensated employees listed in the Summary Compensation Table.

(2) Options were granted at an exercise price equal to the fair market value on the date of grant as determined pursuant to the closing price of our common stock on the Nasdaq National Market on the trading day immediately preceding the date of grant.

(3) The potential realizable value is calculated based on the term of the ten-year option and assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates comply with the rules of the SEC and do not represent our estimate of future stock prices. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

     The following table provides information concerning option exercises during fiscal 2003 and the exercisable and unexercisable options held as of June 30, 2003, by the executive officers and highly compensated employeeslisted in the Summary Compensation Table:

AGGREGATED  OPTION  EXERCISES  IN  LAST  FISCAL  YEAR AND FISCAL YEAR-END OPTION
VALUES




                NUMBER  OF
                SHARES                      NUMBER  OF  SECURITIES
                ACQUIRED ON    VALUE       UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
NAME            EXERCISE     REALIZED (1)    OPTIONS AT 6/30/03        MONEY OPTIONS AT 6/30/03 (2)
                -----------  ------------  ------------------------      ----------------------------
                                           EXERCISABLE  UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
Marc Nussbaum      ---              ---    75,000       225,000        $18,000        $54,000
James Kerrigan  33,333       $10,999.89     3,472       142,361        $ 7,139        $ 9,861
Michael Oswald     ---              ---    16,950        25,875              0              0
Curtis Brown       ---              ---    43,949        43,750              0              0
David Schafer      ---              ---         0       150,000              0        $37,500

-----------------

(1) This number is calculated by using the fair market value on the date of exercise on February 5, 2003 ($0.83) and subtracting the exercise price ($0.50).

(2) This number is calculated by subtracting the option price from the closing price of common stock as reported by the Nasdaq Stock Market on June 30, 2003 ($0.74) to get the "average value per option," and multiplying the average value per option by the number of exercisable and unexercisable options. The amounts in this column may not represent amounts actually realized by the executive officers listed in the Summary Compensation Table.


OPTION  REPRICING

     In January 2003, we completed a stock option exchange program in which we offered domestic employees the opportunity to exchange outstanding options with exercise prices greater than $3.01 for new stock options at a ratio of 0.75 for each shares underlying the option exchanged. The new grant bears an exercise price equal to the fair market value of our common stock at the end of the offer period. Executive officers, directors, and consultants were not eligible to participate in this program. We implemented the stock option exchange program because the options eligible to be exchanged had exercise prices significantly higher than the market price of our common stock, and we believed that those options were unlikely to be exercised in the near future and were not providing proper incentives to our employees. The replacement stock options vest over two years and six months and expire ten years from the date of grant.

     The following table shows certain information concerning the repricing of options received by the executive officers and highly compensated employees listed in the Summary Compensation Table during the last ten years.



                           TEN YEAR OPTION REPRICINGS

                                                                                             LENGTH  OF
                                                                                             ORIGINAL
                                    NUMBER  OF                                               OPTION  TERM
                                    SECURITIES     MARKET  PRICE                             REMAINING  AT
                                    UNDERLYING     OF  STOCK  AT  EXERCISE  PRICE  NEW       DATE  OF
                                    OPTIONS        TIME  OF       AT  TIME  OF     EXERCISE  EXCHANGE
NAME                        DATE    EXCHANGED (#)  EXCHANGE       EXCHANGE         PRICE     (IN MONTHS)
------------------------  --------  -------------  -------------  ---------------  --------  -------------
Marc Nussbaum
Chief Executive Officer       ---            ---         ---           ---            ---          ---
James Kerrigan
Chief Financial Officer       ---            ---         ---           ---            ---          ---
Michael Oswald
General Counsel, Vice
President and Secretary       ---            ---         ---           ---            ---          ---
Curtis Brown
Executive Vice President  7/28/03        112,500   $    0.81      $   9.00         $ 0.81          101
Research and Development   (1)            (2)
David Schafer
Executive Vice President
World Wide Sales              ---            ---         ---           ---            ---          ---


(1) The original grant of an option to purchase 150,000 shares of the Company's common stock was tendered and cancelled on January 27, 2003. The new grant of an option to purchase 112,500 shares of the Company's common stock was granted on July 28, 2003.

(2) Options were replaced at a ratio of 1 to 0.75, and thus the number of securities underlying the option the participant received represent 0.75 of that tendered for cancellation.


EQUITY  COMPENSATION  PLANS

     The following table summarizes our equity compensation plans as of June 30, 2003:


                          NUMBER OF SECURITIES      WEIGHTED-       NUMBER OF SECURITIES
                           TO BE ISSUED UPON    AVERAGE EXERCISE   REMAINING AVAILABLE FOR
                              EXERCISE OF           PRICE OF        FUTURE ISSUANCE UNDER
PLAN                      OUTSTANDING OPTIONS      OUTSTANDING       EQUITY COMPENSATION
                                                     OPTIONS                PLAN
------------------------  --------------------  -----------------  -----------------------
Equity compensation plan
approved by stockholders  4,198,049             $ 2.10             15,865,560

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10%
Stockholders") to file with the Securities and Exchange Commission (the "SEC") reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors, and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Lantronix believes all reporting requirements under
Section 16(a) for the fiscal year ended June 30, 2003 were met by its executive officers, Board members and greater than ten-percent stockholders.

RELATED  PARTY  TRANSACTIONS

     One international customer, transtec AG, which is a related party due to common ownership by our largest stockholder and former Chairman of our Board of Directors, Bernhard Bruscha, accounted for approximately 4%, 5% and 9% of our net revenues for the years ended June 30, 2003, 2002 and 2001, respectively. Included in the accompanying consolidated balance sheets is approximately
$246,000 due to this related party at June 30, 2002. No amount was due to or from this related party at June 30, 2003. We also had an agreement with transtec AG for the provision of technical support services at the rate of $7,500 per month, which has now been terminated. Included in selling, general and administrative expenses is $0, $90,000 and $90,000 for the years ended June 30, 2003, 2002 and 2001, respectively, for these support services.

     Each director, Mr. Desai, Mr. Slayen, Mr. Burton, and Ms. Lewis received an option to purchase 25,000 shares of the Company's common stock at an exercise price of $0.48 per share on November 12, 2002 pursuant to the 2002 Annual Meeting of Shareholders as partial compensation for services being rendered in each director's capacity as a director as more fully set forth above under "Director Compensation." Also during the fiscal year ended June 30, 2003, Ms. Lewis received an option to purchase 25,000 shares of the Company's common stock at an exercise price of $0.41 per share on October 1, 2002 pursuant to her election to the Board as partial compensation for services as a director, also as more fully set forth above under "Director Compensation." Each grant is a non-statutory stock option with a one-year cliff vesting for the first fifty percent (50%) of the options under the grant and the remaining fifty percent
(50%)  vesting  monthly  over  the  following  twenty-four  (24)  months.

     Howard Slayen, a member of our Board of Directors also serves as our nominee to the Xanboo Board of Directors. Marc Nussbaum our Chief Executive Officer also served as a nominee to the Xanboo Board of Directors prior to his resignation from the Xanboo board in August 2003.

INDEBTEDNESS

      Thomas W. Burton, a director on the Board of Directors and current Chair of the Compensation Committee, currently has a non-recourse promissory note, dated April 16, 2001, with a current aggregate principal amount owed to the Company of $94,000. The note bears an interest rate of 5.19% per annum, compounded annually. Mr. Burton executed the note for a loan from the Company for Mr. Burton to pay income tax liabilities he incurred as a result of various exercises of stock options to purchase our common stock. No impairment has been recorded as it relates to the note receivable from Mr. Burton.

     In accordance with the recently-enacted Sarbanes-Oxley Act of 2002, the Company will not enter into any similar future loan transactions with its executive officers or directors.

                          COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of Non-Employee Directors, is responsible for approving and reporting to the Board on all elements of compensation for the executive officers of the Company. The Compensation Committee has furnished the following report on executive compensation for the fiscal year ended June 30, 2003. The Compensation Committee held five (5) meetings during Fiscal Year 2003.

     As part of its duties, the Compensation Committee reviews compensation levels of the executive officers to confirm that compensation is in line with performance and industry practices. The goal of the Committee is to ensure the compensation practices of the Company are sufficient to: (i) enable the Company to attract, retain and motivate the most qualified talent who contribute to the long-term success of the Company; (ii) align compensation with business objectives and performance; and (iii) align incentives for executive officers with the interest of stockholders in maximizing stockholder value. The Company emphasizes performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. The Company intends to annually review its compensation practices by comparing them to surveys of relevant competitors and set objective compensation parameters based on this review. Compensation policies also reflect the competition for executive talent and the unique challenges and opportunities facing the Company in the networking device markets.

     The Company's compensation program for all employees includes both cash and equity-based elements. Because it is directly linked to the interest of our stockholders, equity-based compensation is emphasized in the design of the Company's compensation programs. Consistent with competitive practices, the Company utilizes a cash bonus plan based on achievement of financial performance objectives.

CASH  COMPENSATION

     Salary. The Company sets a base salary range for each executive officer, including the Chief Executive Officer, by reviewing the base salary for comparable positions of a broad peer group, including companies similar in size and business that compete with the Company in the recruitment and retention of senior personnel. Individual salaries for each executive officer are set based on experience, performance and contribution to the Company's results.

     Cash Bonuses. Selected employees and executive officers are eligible to participate in the Company's cash bonus plan, with executive employee bonuses determined by the Compensation Committee of the Board of Directors. This plan provides cash awards for meeting certain performance goals, based on a matrix in which 100% , or more, of target may be achieved only if the Company's results meet targets. Individual bonus amounts are determined by company performance and the employee's direct responsibilities and their impact on the Company's results. The corporate financial goals are based on the approved operating plan and any periodic updates thereto.

EQUITY-BASED  COMPENSATION

     Initial or "new-hire" options are granted to executive officers when they first join the Company. In addition, restricted stock may be sold to certain executive officers when they first join the Company. Thereafter, options may be granted and restricted stock may be sold to each executive officer annually and from time to time based on performance. To enhance retention, options granted and restricted stock sold to executive officers are subject to vesting restrictions that generally lapse over four years. The amount of actual options granted depends on the individual's level of responsibility and a review of stock option grants of positions at a broad peer group.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

     When setting the Chief Executive Officer's compensation, the Committee does so without such person's attendance. The Chief Executive Officer's compensation is determined based on comparable salaries of chief executive officers in comparable technology companies. The Committee uses other industries for comparable measures, which have some of the same marketing, sales, research and development and operations challenges.

     In May 2002, the Company hired Marc Nussbaum to serve as the Interim Chief Executive Officer. In February 2003, the Company eliminated the interim capacity and Mr. Nussbaum now serves as the Chief Executive Officer. He has an annual salary of $290,000 and a monthly automobile allowance of $750.


POLICY  REGARDING  DEDUCTIBILITY  OF  COMPENSATION

     We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax, the otherwise allowable deduction for compensation paid or accrued with respect to the chief executive officer and the next four most highly compensated executive officers of a publicly-held company is limited to $1 million per year, unless such compensation is performance-based within the meaning of Section 162(m) and the regulations thereunder.

     The Committee intends to continue to utilize performance-based compensation in order to minimize the effect of the limits imposed by Section 162(m) and seeks to assure the maximum tax deductibility of all compensation it authorizes. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

     Submitted  by:

     Compensation  Committee
     Thomas  W.  Burton,  Chair
     H.  K.  Desai
     Howard  Slayen
     Kathryn  Braun  Lewis

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

     The members of the Compensation Committee are set forth in the preceding section. No interlocking relationships existed during fiscal 2003 between our Board of Directors or our Compensation Committee and the board of directors and compensation committeeof any other company.

                             AUDIT COMMITTEE REPORT
                            YEAR ENDED JUNE 30, 2003


     The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for the general oversight of our financial accounting and reporting process, systems of internal control, audit process and the process for monitoring compliance with laws and regulations and our Code of Business Conduct and Ethics. Our management has primary responsibility for preparing our financial statements and our financial reporting process. Our independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

     For the fiscal year ended June 30, 2003, the Committee met in person 5 times and met via telephone conference calls an additional 4 times. The members of the Audit Committee took the following actions:

(i) reviewed and discussed the annual audited financial statements and the quarterly results of operation with management;

(ii) discussed with the independent auditors their review of the Company's quarterly financial statements for the quarters ended September 30, 2002, December 31, 2002, March 31, 2003;

(iii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;

(iv) received from the auditors disclosures regarding the auditor's independence required by Independence Standard No. 1, as may be modified or supplemented, and discussed with the auditors the auditors' independence; and

(v) based on the above, recommended to the Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the SEC.

     Following the termination of our chief financial officer on May 3, 2002, the Audit Committee engaged counsel and independent accountants to conduct a special investigation of certain matters. During the year ended June 30, 2003 one or more members of the Audit Committee continued to be engaged in supervision of and discussions with outside legal counsel regarding the ongoing SEC investigation related to the Company's restatement of prior earnings.

     Our Board of Directors adopted a written charter for the Audit Committee, which was published with the proxy statement in 2001. For the fiscal year ended June 30, 2003 the members of the Company's Audit Committee were H. K. Desai, Thomas W. Burton, Howard Slayen and Kathryn Braun Lewis. In October 2002 Ms. Lewis replaced Mr. Desai on the Audit Committee. All three current members are "independent directors" as that term is defined in the December 21, 1999 NASDAQ bulletin entitled "Changes to NASDAQ Independent Director and Audit Committee Requirements."

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

     Submitted  by:
     Audit  Committee
     Howard  Slayen,  Chair
     Thomas  W.  Burton
     Kathryn  Braun  Lewis

                             AUDIT AND RELATED FEES

AUDIT  FEES

     Audit fees billed to us by Ernst & Young LLP for the audit of our annual financial statements for the fiscal year ended June 30, 2003, and the review of our financial statements included in our quarterly reports on Form 10-Q during the fiscal year ended June 30, 2003, totaled approximately $712,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     The Company did not engage Ernst & Young LLP for any advice regarding financial information systems design or implementation during the fiscal year ended June 30, 2003 and thus there were no fees incurred.

ALL  OTHER  FEES

     Other audit-related fees for Fiscal Year 2003 were an additional $105,651, which included, among other things, audits required by statute in certain locations outside the US where the Company has operations and accounting consultations. Fees billed to the Company for non-audit-related services that Ernst & Young LLP rendered for Fiscal Year 2003 were $257,218, which included fees for tax compliance and tax consulting services. All fees billed to us by Ernst & Young LLP in the aggregate, including audit-related fees, totaled $1,074,869.

     The Audit Committee of the Board of Directors has determined that the provision of the services disclosed under the subheadings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above by Ernst & Young LLP is compatible with maintaining such accountants' independence.

                          STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to stockholders on our common stock with the cumulative total return on the NASDAQ Stock Market Index-U.S. ("NASDAQ US Index") and the Research Data Group ("RDG") Technology Composite for the period commencing on August 4, 2000, the date of the initial public offering of the Company's common stock, and ending on June 30, 2003. The following graph assumes the investment of $100 in the Company's Common Stock and in the two other indices, and reinvestment of all dividends.


                 COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN


LANTRONIX  INC

                                        Cumulative  Total  Return

                             8/00   9/00   12/00  3/01    6/01   9/01   12/01  3/02   6/02   9/02   12/02  3/03   6/03
LANTRONIX, INC.. . . . . .  100.00  95.00  63.75  50.31  103.00  61.00  63.20  25.90   8.50   3.80   7.00   7.70   7.40
NASDAQ STOCK MARKET (U.S.)  100.00  97.31  65.16  48.62   57.34  39.79  51.72  49.00  39.06  31.34  35.76  35.97  43.37
RDG TECHNOLOGY COMPOSITE .  100.00  98.71  68.24  49.47   57.56  37.91  48.61  44.93  34.27  25.63  30.04  29.34  37.36

* $100 invested on 8/4/00 in stock or on 7/31/00 in index including reinvestment of dividends. Fiscal year ending June 30.

                                  OTHER MATTERS

     The  Company  knows  of  no  other  matters  to  be submitted at the Annual
Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

Irvine,  California
October  9,  2003





                       WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

     The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov.

     You can also inspect reports, proxy statements and other information about the Company at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, DC 20006.

     The SEC allows us to "incorporate by reference" information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the Annual Report on Form 10-K for fiscal year ended June 30, 2003 filed with the SEC and mailed in conjunction with this Proxy Statement. This document contains important information about the Company and its finances.

     You can obtain any documents incorporated by reference in this Proxy Statement from the Company, or from the SEC through the SEC's web site at the address described above. Documents incorporated by reference are available from the Company without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. Requests should be sent to the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, CA 92618.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED OCTOBER 9, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                      APPENDIX A
                                      PROXY

                                 LANTRONIX, INC.
                       2003 ANNUAL MEETING OF STOCKHOLDERS

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LANTRONIX, INC.

     The undersigned stockholder of LANTRONIX, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 9, 2003, and hereby appoints Marc Nussbaum and Michael Oswald or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Lantronix, Inc. to be held on November 20, 2003 at 9:00 a.m., local time, at the corporate office of Lantronix, Inc. at 15353 Barranca Parkway, Irvine, California 92618, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE AS A DIRECTOR, "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BACK  OF  PROXY]
                                   DETACH HERE
[X]     Please  mark  your  votes  as     indicated

1.     ELECTION  OF  A  DIRECTOR

       Nominee:  Kathryn  Braun  Lewis

                       FOR  THIS  NOMINEE          WITHHELD  FROM  THIS  NOMINEE
                             [  ]                             [  ]

                                                  FOR     AGAINST     ABSTAIN
2.     PROPOSAL  TO  RATIFY  THE  APPOINTMENT     [  ]    [  ]        [  ]
       OF  ERNST  &  YOUNG  LLP  AS  INDEPENDENT
       AUDITORS  OF  THE  COMPANY  FOR  THE
       FISCAL  YEAR  ENDING  JUNE  30,  2004.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

Signature:                      Signature:                      Date:
           --------------------            -------------------        ----------

     This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.